SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                FORM 8-K-A


                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported) August 3, 2001
                                                            -----------------
                           American Electric Automobile Company, Inc.
                (State or Other Jurisdiction of Incorporation)

                   0-29657                        33-0727323
           -----------------------------------------------------------
           (Commission File Number)   (IRS Employer Identification No.

             7270 Woodbine Avenue, Suite 200, Markham, Ontario  L3R 4B9
           -----------------------------------------------------------
           (Address of Principal Executive Offices)         (Zip Code)

                               (905) 947-9925
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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Item 4.  Change in Registrant's Certifying Accountants.

(i) By resolution adopted on July 24, 2001, the board of directors of American Electric Automobile Company, Inc. elected to change independent Accountants. The independent accounting firm of Weinberg & Company, P.A. was notified that the client auditor relationship between the Company and Weinberg & Company, P.A. would not be renewed. Weinberg & Company, P.A. had not yet been retained to review the Registrants financial statements for the quarter ending June 30, 2001.

(ii) The independent auditors report on the consolidated financial statements for the two years ended December 31 200 and the subsequent periods preceding June 30, 2001 contained no adverse opinion, no disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The decision to change accountants was recommended by the Registrants board of directors.

(iv) In connection with the audits of the Company's consolidated financial statements for each of the two years ended December 31 2000, during any subsequent interim periods preceding June 30, 2001, as well as the period up to and including July 30, 2001, there have been no disagreements with Weinberg & Company, P.A. on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which if not resolved to the satisfaction of Weinberg & Company, P.A. would have caused Weinberg & Company, P.A. to make reference to the subject matter of the disagreements in connection with their reports.

(v)     Not applicable.

(vi) Weinberg & Company's letter addressed to the Securities and Exchange Commission is attached hereto as Exhibit 16.

Engagement of new independent accounts.

(i) On August 3, 2001, the Registrant's board of directors engaged Moore Stephens, P.C., 331 Madison Avenue, New York, N.Y. 10017-5102 as it's new independent auditors (the "new" accounting firm) to audit the registrants financial statements. The Registrants, during the two most recent fiscal years and the subsequent interim periods prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-K items 304 (a) (2) (i) or (ii).


EXHIBITS

16.      Letter from Weinberg & Company, P.A. dated August 3, 2001.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  AMERICAN ELECTRIC AUTOMOBILE COMPANY, INC.


Date: August 30, 2001

By:
/s/ PIERRE QUILLIAM
--------------------
PIERRE QUILLIAM
President and CEO